INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2025
INCOME TAXES
Schedule of Income Tax
	2025	2024
Income (loss) before income taxes	$(640,501)	$(2,086,303)
Expected recovery at statutory tax rate	$134,505	$438,124
Non-deductible stock-based compensation	-	(284,319)
Increase in valuation allowance	(134,505)	(153,805)
Provision for Income Taxes	$-	$-